UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2011

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33167	77-0632186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 N. Indian Hill Blvd., #702 Claremont, California
(Address of principal executive offices)

91711
(Zip code)

(626) 715-5855
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective June 16, 2011, the Company dismissed Crowe Horwath (HK) CPA Limited (“Crowe Horwath”), the Company's independent registered public accounting firm.  The decision to change accountants was approved by the Company's Board of Directors.

Crowe Horwath has been our independent registered public accounting firm since July 19, 2010. The report of Crowe Horwath on our financial statements for the fiscal year ended December 31, 2010 was modified to include an explanatory paragraph expressing concern about the Company’s ability to continue as a going concern, but did not contain any other adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2010 and through the date of this Current Report, there were: (i) no disagreements between the Company and Crowe Horwath on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath would have caused it to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe Horwath a copy of the disclosures in this Current Report and has requested that Crowe Horwath furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Current Report. A copy of the letter dated June 16, 2011, furnished by Crowe Horwath in response to that request is filed as Exhibit 16.1 to this Form 8-K.

New Independent Accountant

The Company has engaged Paritz & Company, P.A. as its new independent registered public accounting firm. The decision to engage Paritz & Company, P.A. was approved by the Board of Directors on June 16, 2011. The Company signed the engagement letter on June 16, 2011.

During the Company’s recent fiscal year ended December 31, 2010 and through June 16, 2011, the Company did not consult with Paritz & Company, P.A. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Paritz & Company, P.A. did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter of Crowe Horwath (HK) CPA Limited, dated June 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2011

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

By:	/s/ Wei Li
Wei Li
Chief Executive Officer and Chairman of Board of Directors